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                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ]  Preliminary Proxy Statement
     [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [X]  Soliciting Material Pursuant to Section 240.14a-12

                            TMBR/SHARP DRILLING, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:
                                                          ----------------------


     (5)  Total fee paid:
                         -------------------------------------------------------


[ ]       Fee paid previously with preliminary materials.


[ ]       Check box if any part of the fee is offset as provided by Exchange
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                                              Filed by TMBR/Sharp Drilling, Inc.
                                              Pursuant to Rule 14a-12 under the
                                              Securities Exchange Act of 1934.


                  PATTERSON-UTI TO ACQUIRE TMBR/SHARP DRILLING

                    DRILLING FLEET WILL INCREASE TO 358 RIGS

      SNYDER, TEXAS AND MIDLAND, TEXAS, MAY 27, 2003/PR Newswire - First Call/ - PATTERSON-UTI ENERGY, INC. (NASDAQ: PTEN), the second-largest operator of land-based oil and natural gas drilling rigs in North America, and TMBR/SHARP DRILLING, INC. (NASDAQ: TBDI) today jointly announced that the boards of both companies have approved a transaction whereby Patterson-UTI Energy will acquire the remaining outstanding shares of TMBR/Sharp Drilling, Inc. Patterson-UTI currently owns approximately 20% of the outstanding common shares of TMBR/Sharp Drilling.

      According to the terms of the transaction, shareholders of TMBR/Sharp Drilling will receive 0.312166 of a share of Patterson-UTI common stock and $9.09 cash for each share of TMBR/Sharp Drilling common stock for a total value of $20.20 per share based on the closing price on Friday, May 23, 2003, of $35.59 for a share of Patterson-UTI.

      Mark S. Siegel, Chairman of Patterson-UTI, stated, "As we said when we made our initial investment in TMBR/Sharp, this is a company for which we have always had a high regard. Today's announcement represents the logical extension of this assessment. Tom Brown is known and respected throughout our industry for his leadership and commitment to success, and we intend to build upon the very strong foundation that he and his team have established."

      Thomas C. Brown, Chairman of TMBR/Sharp Drilling, stated, "This transaction benefits our customers, employees and shareholders. For our employees and our customers it means that we will be combining forces with a large, financially strong and highly regarded company. For our shareholders, it provides an immediate cash payment, as well as a more liquid stock going forward."

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      The transaction is subject to approval by the shareholders of TMBR/Sharp, as well as other customary conditions, including pre-notification under the anti-trust provisions of the Hart-Scott-Rodino Antitrust Improvements Act.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE. A REGISTRATION STATEMENT RELATING TO THE PATTERSON-UTI ENERGY, INC. COMMON STOCK TO BE ISSUED TO THE TMBR/SHARP DRILLING, INC. SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING OF THE SHAREHOLDERS OF TMBR/SHARP DRILLING, INC. WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS SOON AS PRACTICABLE. WHEN FILED, COPIES OF THESE DOCUMENTS MAY BE OBTAINED FREE OF CHARGE ON THE SEC WEBSITE (WWW.SEC.GOV). WE URGE YOU TO CAREFULLY REVIEW THESE DOCUMENTS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. TMBR/SHARP, ITS DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN MEMBERS OF MANAGEMENT AND EMPLOYEES MAY BE CONSIDERED "PARTICIPANTS IN THE SOLICITATION" OF PROXIES FROM TMBR/SHARP'S SHAREHOLDERS IN CONNECTION WITH THE TRANSACTION. INFORMATION REGARDING SUCH PERSONS AND THEIR INTERESTS IN TMBR/SHARP IS CONTAINED IN TMBR/SHARP'S PROXY STATEMENTS AND ANNUAL REPORTS ON FORM 10-K FILED WITH THE SEC. ADDITIONAL INFORMATION REGARDING THOSE PERSONS AND THEIR INTERESTS IN THE TRANSACTION MAY BE OBTAINED BY READING THE DEFINITIVE PROXY STATEMENT RELATING TO THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE.

      ABOUT PATTERSON-UTI ENERGY, INC.

      Patterson-UTI Energy, Inc. is the second-largest provider of onshore contract drilling services to exploration and production companies in North America. Upon completion of this transaction, Patterson-UTI will own 358 land-based drilling rigs that operate primarily in oil and natural gas producing regions of Texas, New Mexico, Oklahoma, Utah, Louisiana, Mississippi and western Canada. Patterson-UTI Energy, Inc. is also engaged in the businesses of pressure pumping services and drilling and completion fluid services. Additionally, Patterson-UTI has a small exploration and production business that is based in Texas.

      ABOUT TMBR/SHARP DRILLING, INC.

      TMBR/Sharp Drilling, Inc. is engaged in the contract drilling of oil and gas wells in the Permian Basin of west Texas and eastern New Mexico and the exploration for, development and production of oil and natural gas in these same areas.

Statements made in this press release which state the intentions, beliefs, expectations or predictions by either company or their management for the future are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to, declines in oil and natural gas prices that could adversely affect demand for the services of either company, and their associated effect on day

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rates, rig utilization and planned capital expenditures, adverse industry conditions, difficulty in integrating acquisitions, demand for oil and natural gas, and ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the SEC filings of both companies. Copies of these filings may be obtained by contacting either company or the SEC. Free copies of the definitive proxy statement, once available, and TMBR's other filings with the Commission may also be obtained from TMBR/Sharp by directing a request to TMBR/Sharp Drilling Inc., 4607 W. Industrial Blvd., Midland, Texas 79703, Attn: Patricia R. Elledge, telephone number (915) 699-5050.

      For further information, please contact: John E. Vollmer III, SVP - Corporate Development of Patterson - UTI Energy, Inc., +1-214-360-7800; or Thomas C. Brown, Chariman of the Board of TMBR/Sharp Drilling, Inc., +1-915-699-5050.